99 High Street, 27th Floor | Boston, MA 02110 Berkeley Research Group, LLC | 877.696.0391 | www.thinkbrg.com PRIVILEGED AND CONFIDENTIAL July 7, 2023 Via Email Dr. Zsolt Harsanyi [**] Re: Emergent BioSolutions – Interim CEO Dear Dr. Harsanyi: This letter confirms that the Board of Directors (“Board”) of Emergent BioSolutions Inc. (collectively with its designated affiliates, the “Company”) has engaged Haywood Miller of Berkeley Research Group, LLC (“BRG”) as Interim Chief Executive Officer (“ICEO”) for the Company. This letter and any attachments set forth the agreement (“Agreement”) between the parties. SCOPE OF SERVICES The Board has requested that the ICEO provide professional services as directed by or overseen by the Board (“Services”): Provide overall executive leadership and foster a culture of collaboration and responsibility for the executive team and other employees; Ensure clear and effective communication; Assume leadership role for strategic initiatives including the development of a long-term business strategy, implementation plan, and related financial projections; Work closely with other members of the senior management team, Board and outside advisors on issues and actions important to the Company; Engage with lenders as needed and appropriate to refinance or restructure the existing indebtedness of the Company; Work together with other members of the senior management team to drive implementation of expense reduction initiatives including any refinement or change management activities as appropriate; Represent the organization to appropriate stakeholders including shareholders, customers, lenders, suppliers and other parties as necessary; Report regularly to the Board of Directors on the above items; and Other items as mutually agreed. For avoidance of doubt, this letter reflects [**] and is not intended to replace existing agreements. Certain identified information has been marked in the exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Company, if publicly disclosed. Double asterisks denote omissions.

CONFIDENTIAL July 7, 2023 Page 2 of 5 Matter Emergent BioSolutions Inc.(Interim CEO) Any services provided by BRG other than the Services provided by the ICEO are subject to the [**]. The ICEO will perform his duties and responsibilities diligently and to the best of his abilities, in compliance with all applicable laws, regulations, and the Company’s internal policies and procedures. The Company agrees that the ICEO will continue as an employee of BRG and may continue to provide his services to other companies during the term of this Agreement, provided, however, that such services do not interfere or conflict with the business of the company or the terms of this Agreement. The Company acknowledges that all payments for the time charges of the ICEO incurred in the performance of Services hereunder to Company will be made to BRG. The ICEO who provides Services to the Company under this Agreement is an independent contractor and is not, and will not be deemed to be an employee of the Company. FEES AND EXPENSES The Company will compensate BRG in the amount of $125,000 per month (or prorated portion thereof) for the ICEO's Services on this engagement. The Board acknowledges that completion and success fees are customary components of engagements as outlined and agree to work with BRG to amend this agreement to include reasonable and customary completion and success fees, as appropriate and in the sole discretion of the Board. In addition to Professional Fees, BRG will be reimbursed for reasonable and documented direct out-of pocket expenses related to the ICEO’s provision of Services consistent with the Company’s travel and reimbursement policies, a copy of which has been or will be furnished to ICEO and BRG. BRG will submit reasonably detailed invoices to the Company, for all Services rendered and expenses incurred. BRG will bill for Services monthly and will provide customary descriptions regarding the Services rendered. BRG will provide additional details regarding Services rendered upon request by Company. BRG’s invoice statements shall be paid within thirty (30) days of the invoice date. Company agrees it will review BRG’s invoices upon receipt and will advise BRG of any objection to or dispute with the invoice and the work reflected in the invoice within fourteen (14) days of receipt of the invoice. Without liability, BRG reserves the right to withhold delivery of Services, testimony, reports or data (written or oral), or suspend work, if the account on this engagement is not current. Please remit payments by wire to: [**]

CONFIDENTIAL July 7, 2023 Page 3 of 5 Matter Emergent BioSolutions Inc.(Interim CEO) COMPANY RESPONSIBILITIES The Company will undertake responsibilities to (a) provide reliable and accurate detailed information, materials, and documentation and (b) make decisions and take future actions, as the Company determines in its sole discretion, on any recommendations made by the ICEO in connection with this Agreement. BRG’s delivery of services and the fees charged are dependent on the Company’s timely and effective completion of its responsibilities and timely decisions and approvals made by the Company’s management. In connection with any Chapter 11 filing, if the Company wishes to continue to retain the ICEO for Services, the Company will apply promptly to the Bankruptcy Court for approval of the Company’s retention of the ICEO and BRG under the terms of this Agreement. The form of retention application and proposed order shall be reasonably acceptable to BRG. BRG shall have no obligation to provide any further Services if the Company becomes a debtor under the Bankruptcy Code unless BRG’s retention under the terms of this Agreement is approved by a final order of the Bankruptcy Court reasonably acceptable to BRG. The Company shall assist, or cause its counsel to assist, with filing, serving and noticing of papers related to BRG’s fee and expense applications. The CEO and BRG reserve the right to request approval of additional compensation in circumstances where extraordinary results may warrant such additional compensation. CONFIDENTIALITY and Related Matters ICEO agrees to enter into the usual and customary agreements the Company has with its other executive officers regarding confidentiality, intellectual property rights, indemnification, non- solicitation of Company personnel and non-competition with the Company’s business. ARBITRATION This Agreement shall be interpreted and controlled by the laws of the state of Delaware. Any controversy, dispute, or claim between Company on the one hand and BRG on the other hand of whatever nature arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, including any claim based on contract, tort, or statute, (“Claims”) shall be resolved at the request of any party to this agreement, by final and binding arbitration, administered either by (a) Judicial Arbitration & Mediation Services, Inc. (JAMS), pursuant to Streamlined Arbitration Rules & Procedures or (b) the American Arbitration Association (“AAA”) (with a sole arbitrator) in accordance with its Commercial Arbitration Rules, and judgment upon any award rendered by the arbitrator may be entered by any State or Federal Court having jurisdiction thereof. Any such arbitration shall take place in a venue agreed to by the parties to this Agreement, and in the event the parties are unable to reach an agreement on venue within a reasonable period of time, such arbitration shall take place in Massachusetts. If a party to any arbitration proceeding filed in connection with this Agreement fails to pay any costs of the arbitration required to be paid by such party in the time required for payment, the

CONFIDENTIAL July 7, 2023 Page 4 of 5 Matter Emergent BioSolutions Inc.(Interim CEO) arbitrator is authorized to provide an appropriate remedy, including an entry of a default and an arbitration award on the merits against such party. LIMITATION OF LIABILITY The ICEO will receive the benefit of the indemnification and advancement provisions provided by the Company to its directors, officers and any equivalently placed employees, whether under the Company’s charter or by-laws, by contract or otherwise. The Company shall specifically include and cover the ICEO with direct coverage under the Company’s policy for liability insurance covering its directors, officers and any equivalently placed employees (“D&O insurance”). The Company shall, at the request of BRG, provide BRG a copy of Company’s current D&O policy, a certificate(s) of insurance evidencing the policy is in full force and effect, and a copy of the signed board resolutions and any other documents as BRG may reasonably request evidencing the appointment of the ICEO. Company will maintain such D&O insurance coverage for the period through which claims can be made against such persons. Notwithstanding any other provision in this Agreement to the contrary, the Company’s indemnification and advancement obligations shall be primary to (and without allocation against) any similar indemnification and advancement obligations of BRG, its affiliates and insurers to the indemnitees (which shall be secondary), and the Company’s D&O insurance coverage for the indemnitees shall be specifically primary to (and without allocation against) any other valid and collectible insurance coverage that may apply to the indemnitees (whether provided by BRG or otherwise). IN NO EVENT SHALL THE COMPANY THE ICEO, OR BRGBE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH THIS AGREEMENT, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE ICEO AND BRG SHALL NOT BE LIABLE TO THE COMPANY, OR ANY PARTY ASSERTING CLAIMS ON BEHALF OF THE COMPANY, EXCEPT FOR DIRECT DAMAGES FOUND IN A FINAL DETERMINATION TO BE THE DIRECT RESULT OF THE BAD FAITH, SELF-DEALING, OR INTENTIONAL MISCONDUCT OF BRG. BRG’S AGGREGATE LIABILITY, WHETHER IN TORT, CONTRACT, OR OTHERWISE, IS LIMITED TO THE AMOUNT OF FEES PAID TO BRG FOR SERVICES UNDER THIS AGREEMENT (THE “LIABILITY CAP”). THE LIABILITY CAP IS THE TOTAL LIMIT OF BRG’S AGGREGATE LIABILITY FOR ANY AND ALL CLAIMS OR DEMANDS BY ANYONE PURSUANT TO THIS AGREEMENT, INCLUDING LIABILITY TO THE COMPANYAND TO ANY OTHERS MAKING CLAIMS RELATING TO THE WORK PERFORMED BY BRG PURSUANT TO THIS AGREEMENT. OTHER TERMS The interpretation and application of the terms of this Agreement shall be governed and construed in accordance with the laws of the state of Delaware.

CONFIDENTIAL July 7, 2023 Page 5 of 5 Matter Emergent BioSolutions Inc.(Interim CEO) The waiver by any party and the breach of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach hereof. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, legal representatives, executors, administrators and heirs. The parties may not assign this Agreement or any rights or obligations hereunder to any party without the prior written consent of the other parties. Each of the provisions of this Agreement is a separate and distinct agreement and independent of all others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or enforceability shall not affect the validity or enforceability of any other provisions hereof. No amendment or modification of this Agreement shall be effective unless in writing and signed by both parties hereto. * * * * We look forward to working with you on this matter. Please sign and return a copy of this agreement signifying your agreement with the terms and provisions herein. Sincerely, Eric B. Miller General Counsel AGREED AND ACCEPTED: Board of Directors of Emergent BioSolutions Inc. By______________________________ Dr. Zsolt Harsanyi Emergent BioSolutions Inc.